                                                    Exhibit 99.1

                            Monthly Servicer's Certificate
                 American Express Travel Related Services Company, Inc.

                     ----------------------------------------------
                             American Express Master Trust
                     ----------------------------------------------


       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

 2.    TRS is Servicer under the Agreement.

 3.    The undersigned is a Servicing Officer.

 4. This Certificate relates to the Distribution Date occurring on July 15, and the related Due Period from May 28 through June 26, 1998

 A.    Information Regarding the American Express Master Trust

 1.    Trust Principal Component as of the
       end of the preceding Due Period.....             $5,662,649,941.46

 2.    Aggregate Invested Amounts as of the
       end of the preceding Due Period.....             $4,525,954,524.00

 3.    Transferor Amount as of the
       end of the preceding Due Period.....             $1,136,695,417.46

 4.(a) Transferor Percentage as of the
       end of the second preceding Due Period.....             21.082084%

 4.(b) Transferor Percentage as of the
       end of the preceding Due Period.....                    20.073560%

 5.    Aggregate Excess Principal Collections for
       the preceding Due Period.....                    $3,560,750,040.29

 6.    Aggregate Principal Shortfalls for
       the preceding Due Period.....                                $0.00

                            Monthly Servicer's Certificate
                 American Express Travel Related Services Company, Inc.

 B. Information Regarding Performance of the American Express Master Trust Receivable Pool

 1.    The aggregate Receivable balance as of

   (a) the beginning of the preceding Due Period was
       equal to..........                               $5,912,386,869.80
   (b) the end of the preceding Due Period was
       equal to..........                               $5,837,783,444.80

 2.    The Yield Factor in effect from
       May 28 through June 26, 1998 was equal to.....              3.0000%

 3. The aggregate amount of billed Receivables as of the beginning of the preceding
       Due Period was equal to..........                $5,577,403,551.17

 4.(a) The aggregate amount of Collections on Receivables,
       exclusive of recoveries for the preceding Due Period
       was equal to..........                           $4,633,438,303.90

 4.(b) The aggregate  balance of  Receivables  deposited
       to the  Collection Account pursuant to Sections
       2.04(d) and 3.03 of the Agreement for the preceding
       Due Period was equal to..........                            $0.00

 5.    The aggregate amount of Principal Collections for
       the preceding Due Period was equal to..........  $4,494,435,154.78
 6.    The aggregate amount of Yield Collections
       for the preceding Due Period
       was equal to..........                             $139,003,149.12

 7.    Gross Losses
       [The aggregate amount of Receivables for all Accounts
       which became Defaulted Accounts during the
       preceding Due Period] was equal to..........        $24,338,248.03

 8.    The aggregate amount of Recoveries
       for the preceding Due Period
       was equal to..........                               $6,264,551.75

 9.(a) Net Losses [Gross Losses, less Recoveries]
       for the preceding Due Period
       was equal to..........                              $18,073,696.28

 9.(b) The Default Amount [Net Losses, times
       (1 minus the Yield Factor)]
       for the preceding Due Period
       was equal to..........                              $17,531,485.39

 10.   Delinquent Balances
       The aggregate  amount of  outstanding  balances in
       the Accounts that were delinquent as of such Accounts'
       cycle billing date occurring during the preceding
       Due Period:
                                                      Aggregate Balance
                                                      -----------------
 (a)   30-59 Days                                        84,020,942.37
 (b)   60-89 Days                                        30,117,230.38
 (c)   90-119 Days                                       23,156,314.04
 (d)   120 days or more                                 100,801,483.43

       Total                                            238,095,970.22

                       Monthly Servicer's Certificate
           American Express Travel Related Services Company, Inc.

 C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

 1.    The aggregate amount of Charge Volume and Fees
       for the preceding Due Period.....                $4,583,173,126.93

 2.    Computed yield as a percentage of Charge Volume and Fees
       [Yield Collections for the preceding Due Period
       divided by the aggregate amount of Charge Volume and Fees
       for the preceding Due Period].....                         3.0329%

 3.    Gross Losses as a Percentage of Charge Volume and Fees
       [Gross Losses, divided by the aggregate amount of Charge
       Volume and Fees for the preceding Due Period]......        0.5310%

 4. Recovery rate [Recoveries, divided by the aggregate amount of Charge Volume and Fees for the preceding Due Period]... 0.1367%

 5.    Net Losses as a Percentage of Charge Volume and Fees
       [Net Losses, divided by the aggregate amount of Charge
       Volume and Fees for the preceding Due Period]......        0.3943%

 6. Computed Net Yield as a Percentage of Charge Volume and Fees [Yield Collections less Net Losses, divided by the aggregate amount of Charge Volume and Fees
       for the preceding Due Period].....                         2.6386%

 7. Average Monthly Payment rate for the Due Period [Collections on Receivables, excluding Recoveries for the preceding Due Period, divided by the aggregate amount of billed Receivables as of
       the beginning of the preceding Due Period].....           83.0752%

 8.    Receivable turnover rate

       Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable balances for the previous twelve Due Periods, including the Receivable balance at the beginning of such twelve month period 9.0558

 9.    Delinquency rates
       [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

 (a)   30-59 Days                                                  1.4898%
 (b)   60-89 Days                                                  0.5340%
 (c)   90-119 Days                                                 0.4106%
 (d)   120 or More Days                                            1.7873%

                              Monthly Servicer's Certificate
                  American Express Travel Related Services Company, Inc.

D.    Information Regarding the Privileged Assets Program

1.    Estimated Trust Privileged Assets Billed Amounts
      for the second preceding Due Period...........            $20,588,972.00

2.    Privileged Assets Applied Dilution Factor for the
      second preceding Due Period...........                         24.42221%

3.    Privileged Assets Calculated Amount for the
      preceding Due Period...........                            $4,877,433.00

4. Trust Principal Component as of the end of the preceding Due Period(reduced by the Privileged Assets Calculated Amount for the preceding
      Due Period).........                                   $5,657,771,508.00

5.    Minimum Trust Principal Component........              $3,727,500,000.00

6. Transferor Amount(reduced by the Privileged Assets Calculated Amount for the preceding Due Period)as of the end of the preceding
      Due Period........                                     $1,131,817,984.00

7. The Trust Principal Component as of the end of the preceding Due Period(reduced by the privileged Assets Calculated Amount for the preceding Due Period)[Item 4]was not less
      than the Minimum Trust Principal Component [Item 5].                 Yes

8. Transferor Amount(reduced by the Privileged Assets Calculated Amount for the preceding Due Period)[Item 6]as a percentage of the Trust Principal Component(reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 4].         20.00%

9. The Transferor Amount(reduced by the Privileged Assets Calculated Amount for the preceding Due Period)[Item 6] was not less than 3.0%
      of the Trust Principal Component(reduced by the Privileged Assets Calculated Amount for the preceding Due Period)
      [Item 4]..........                                                   Yes

                             Monthly Servicer's Certificate
                  American Express Travel Related Services Company, Inc.

10.   Estimated  Trust  Privileged  Assets  Billed  Amounts  for the second preceding Due Period [Item 1]as a percentage of Trust Principal Component for the
      preceding Due Period(as reduced)[Item 4].............           00.3639%

11.   Item 10 does not exceed 1% at the same time as
      Item 8 is less than 17%.                                             Yes

12. Average of the Privileged Assets Monthly Payment Rates for the 6 month period ending on the last
      day of the second preceding Due Period.                         94.0555%

13.   Trust Average Monthly Payment Rate for the preceding
      Due Period.                                                     70.4056%

14.   110% of Item 13.........                                        77.4462%

15.   Item 12 is not less than Item 14 at the same time
      as Item 8 is less than 17%.                                        Yes

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                                   American Express
                                   Travel Related Services
                                   Company, Inc.
                                   Servicer,
                                   By:/s/Lawrence Fazzari
                                         -----------------
                                   Name:    Lawrence Fazzari
                                   Title:   Vice President
                                            Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1992-2 Certificates


 A.    Information Regarding American Express Master Trust Series
       1992-2 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    9.2258%

 2.    Fixed Allocation Percentage.....                            0.000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1992-2 [Floating Allocation
       Percentage, times Yield Collections].....           $12,824,140.19

 5.    The amount of Principal Collections allocable to Series 1992-2:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $414,647,199.41

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1992-2 [Floating Allocation
       Percentage, times Default Amount]....                $1,617,418.22


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1992-2 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 6.6000%                   $2,750,000.00

 2.    Class B Monthly Interest                               $164,903.00

 3.    Investor Monthly Servicing Fee                         $833,333.33

 4. Reimbursement of Class A Investor Charge offs $0.00 Schedule - to Monthly Servicer's Certificate with respect to the Series 1992-2 Certificates

 5.    Investor Default Amount                              $1,617,418.22

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $7,458,485.64

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1992-2 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1992-2 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1992-2  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $416,264,617.63


 D.    Information Regarding the Series 1992-2 Class A
       Interest Funding Account

 1.    Beginning Balance                                   $13,750,000.00

 2.    Deposit from Collection Account                      $2,750,000.00

 3.    Withdrawal to Class A Certificateholders, if any    $16,500,000.00

 4.    Ending Balance                                               $0.00


 E. Information Regarding Series 1992-2 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

  3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1992-2
               -----------------------------------------------------

 F.    Information Regarding Series 1992-2 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $500,000,000.00

 2.    Class B Certificate Balance                         $29,100,529.00

 3.    Class A Invested Amount                            $500,000,000.00

 4.    Class B Invested Amount                             $29,100,529.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                         $16,500,000.00

 2.    Class A interest distributions                      $16,500,000.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $164,903.00

 5.    Class B interest distributions                         $164,903.00

 6.    Class B principal distributions                              $0.00


 H.    The Series 1992-2 Factors

 1. The Series 1992-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1992-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1992-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.



                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1993-1 Certificates



 A.    Information Regarding American Express Master Trust Series
       1993-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                   11.0709%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1993-1 [Floating Allocation
       Percentage, times Yield Collections].....           $15,388,968.23

 5.    The amount of Principal Collections allocable to Series 1993-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $497,576,639.55

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1993-1 [Floating Allocation
       Percentage, times Default Amount]....                $1,940,901.86


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1993-1 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 5.3750%                   $2,687,500.00

 2.    Class B Monthly Interest                               $160,052.91

 3.    Investor Monthly Servicing Fee                       $1,058,201.06

 4. Reimbursement of Class A Investor Charge offs $0.00 Schedule - to Monthly Servicer's Certificate with respect to the Series 1993-1 Certificates

 5.    Investor Default Amount                              $1,940,901.86

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $9,542,312.40

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1993-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1993-1 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1993-1  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $499,517,541.41


 D.    Information Regarding the Series 1993-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $8,062,500.00

 2.    Deposit from Collection Account                      $2,687,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                      $10,750,000.00


 E. Information Regarding Series 1993-1 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

  3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------

 F.    Information Regarding Series 1993-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $600,000,000.00

 2.    Class B Certificate Balance                         $34,920,635.00

 3.    Class A Invested Amount                            $600,000,000.00

 4.    Class B Invested Amount                             $34,920,635.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $160,052.91

 5.    Class B interest distributions                         $160,052.91

 6.    Class B principal distributions                              $0.00


 H.    The Series 1993-1 Factors

 1. The Series 1993-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1993-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1993-1
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1993-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1994-1 Certificates


 A.    Information Regarding American Express Master Trust Series
       1994-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.5355%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-1 [Floating Allocation
       Percentage, times Yield Collections].....            $7,694,484.11

 5.    The amount of Principal Collections allocable to Series 1994-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $248,788,319.55

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-1 [Floating Allocation
       Percentage, times Default Amount]....                  $970,450.93


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1994-1 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 7.1500%                   $1,787,500.00

 2.    Class B Monthly Interest                               $106,944.44

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $970,450.93

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $4,300,488.21

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1994-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1994-1 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1994-1  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $249,758,770.48


 D.    Information Regarding the Series 1994-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,362,500.00

 2.    Deposit from Collection Account                      $1,787,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,150,000.00


 E. Information Regarding Series 1994-1 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------

 F.    Information Regarding Series 1994-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $106,944.44

 5.    Class B interest distributions                         $106,944.44

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-1 Factors

 1. The Series 1994-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

              -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-1
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,


                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1994-2 Certificates


 A.    Information Regarding American Express Master Trust Series
       1994-2 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.5355%

 2.    Fixed Allocation Percentage.....                            0.000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-2 [Floating Allocation
       Percentage, times Yield Collections].....            $7,694,484.11

 5.    The amount of Principal Collections allocable to Series 1994-2:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $248,788,319.55

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-2 [Floating Allocation
       Percentage, times Default Amount]....                  $970,450.93


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1994-2 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 7.6000%                   $1,900,000.00

 2.    Class B Monthly Interest                               $112,764.55

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $970,450.93

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $4,182,168.10

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1994-2 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly Principal deposited to the Collection Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1994-2 Principal Shortfalls                           $0.00

 4. Excess Principal Collections allocable from other Series deposited to the Series 1994-2 Collection Account for distribution to
       Certificateholders                                           $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $249,758,770.48


 D.    Information Regarding the Series 1994-2 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,700,000.00

 2.    Deposit from Collection Account                      $1,900,000.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,600,000.00



 E. Information Regarding Series 1994-2 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

  3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------

 F.    Information Regarding Series 1994-2 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $112,764.55

 5.    Class B interest distributions                         $112,764.55

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-2 Factors

 1. The Series 1994-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.



                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,

                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1994-3 Certificates


 A.    Information Regarding American Express Master Trust Series
       1994-3 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.5355%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1994-3 [Floating Allocation
       Percentage, times Yield Collections].....            $7,694,484.11

 5.    The amount of Principal Collections allocable to Series 1994-3:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $248,788,319.55

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1994-3 [Floating Allocation
       Percentage, times Default Amount]....                  $970,450.93


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 7.8500%                   $1,962,500.00

 2.    Class B Monthly Interest                               $115,674.60

 3.    Investor Monthly Servicing Fee                         $529,100.53

 4. Reimbursement of Class A Investor Charge offs $0.00 Schedule - to Monthly Servicer's Certificate with respect to the Series 1994-3 Certificates

 5.    Investor Default Amount                                $970,450.93

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $4,116,758.05

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------

 C.    Information on the Application of Principal

      Collections to the Collection Account
       regarding Series 1994-3 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1994-3 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1994-3  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $249,758,770.48


 D.    Information Regarding the Series 1994-3 Class A
       Interest Funding Account

 1.    Beginning Balance                                    $5,887,500.00

 2.    Deposit from Collection Account                      $1,962,500.00

 3.    Withdrawal to Class A Certificateholders, if any             $0.00

 4.    Ending Balance                                       $7,850,000.00


 E. Information Regarding Series 1994-3 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------

 F.    Information Regarding Series 1994-3 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $17,460,317.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $17,460,317.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                                  $0.00

 2.    Class A interest distributions                               $0.00

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $115,674.60

 5.    Class B interest distributions                         $115,674.60

 6.    Class B principal distributions                              $0.00


 H.    The Series 1994-3 Factors

 1. The Series 1994-3 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1994-3 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,


                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1996-1 Certificates


 A.    Information Regarding American Express Master Trust Series
       1996-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                   17.9080%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1996-1 [Floating Allocation
       Percentage, times Yield Collections].....           $24,892,695.91

 5.    The amount of Principal Collections allocable to Series 1996-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $804,863,834.49

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1996-1 [Floating Allocation
       Percentage, times Default Amount]....                $3,139,539.91


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 5.8063%                   $4,596,614.58

 2.    Class B Monthly Interest                               $468,581.08

 3.    Investor Monthly Servicing Fee                       $1,711,711.71

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                              $3,139,539.91

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                            $14,976,248.63

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1996-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1996-1 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1996-1  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $808,003,374.40


 D.    Information Regarding the Series 1996-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                            $0.00

 2.    Deposit from Collection Account                      $4,596,614.58

 3.    Withdrawal to Class A Certificateholders, if any     $4,596,614.58

 4.    Ending Balance                                               $0.00


 E. Information Regarding Series 1996-1 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
               -----------------------------------------------------

 F.    Information Regarding Series 1996-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $950,000,000.00

 2.    Class B Certificate Balance                         $77,027,027.00

 3.    Class A Invested Amount                            $950,000,000.00

 4.    Class B Invested Amount                             $77,027,027.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                          $4,596,614.58

 2.    Class A interest distributions                       $4,596,614.58

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $468,581.08

 5.    Class B interest distributions                         $468,581.08

 6.    Class B principal distributions                              $0.00


 H.    The Series 1996-1 Factors

 1. The Series 1996-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1996-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.



                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,


                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1996-2 Certificates


 A.    Information Regarding American Express Master Trust Series
       1996-2 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                    5.6552%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1996-2 [Floating Allocation
       Percentage, times Yield Collections].....            $7,860,851.33

 5.    The amount of Principal Collections allocable to Series 1996-2:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $254,167,526.51

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1996-2 [Floating Allocation
       Percentage, times Default Amount]....                  $991,433.65


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1996-2 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 5.7763%                   $1,444,062.50

 2.    Class B Monthly Interest                               $143,918.92

 3.    Investor Monthly Servicing Fee                         $540,540.54

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                                $991,433.65

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                             $4,740,895.72

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1996-2 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1996-2 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1996-2  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $255,158,960.16


 D.    Information Regarding the Series 1996-2 Class A
       Interest Funding Account

 1.    Beginning Balance                                            $0.00

 2.    Deposit from Collection Account                      $1,444,062.50

 3.    Withdrawal to Class A Certificateholders, if any     $1,444,062.50

 4.    Ending Balance                                               $0.00


 E. Information Regarding Series 1996-2 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
               -----------------------------------------------------

 F.    Information Regarding Series 1996-2 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                        $300,000,000.00

 2.    Class B Certificate Balance                         $24,324,324.00

 3.    Class A Invested Amount                            $300,000,000.00

 4.    Class B Invested Amount                             $24,324,324.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                          $1,444,062.50

 2.    Class A interest distributions                       $1,444,062.50

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $143,918.92

 5.    Class B interest distributions                         $143,918.92

 6.    Class B principal distributions                              $0.00


 H.    The Series 1996-2 Factors

 1. The Series 1996-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1996-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,


                               by: /s/Lawrence Fazzari
                                  --------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
               -----------------------------------------------------

              Schedule - to Monthly Servicer's Certificate with respect
                     to the Series 1998-1 Certificates


 A.    Information Regarding American Express Master Trust Series
       1998-1 Allocation Percentages

 1.    Floating Allocation Percentage as of the end
       of the second preceding Due Period.....                   18.4516%

 2.    Fixed Allocation Percentage.....                           0.0000%

 3.(a) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Yield Collections.....                                       $0.00

 3.(b) Additional Amounts pursuant to
       Section 4.03(c) (ii) treated as
       Principal Collections.....                                   $0.00

 4.    The amount of Yield Collections allocable to
       Series 1998-1 [Floating Allocation
       Percentage, times Yield Collections].....           $25,648,280.38

 5.    The amount of Principal Collections allocable to Series 1998-1:

   (a) During the Revolving Period [Floating
       Allocation Percentage, times Principal
       Collections], treated as Excess Principal
       Collections....                                    $829,294,398.81

   (b) During the Accumulation Period or an
       Amortization Period [Fixed
       Allocation Percentage, times Principal
       Collections].....                                            $0.00

 6.    The Investor Default Amount allocable to
       Series 1998-1 [Floating Allocation
       Percentage, times Default Amount]....                $3,234,836.44


 B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1998-1 Certificates, pursuant to
       Section 4.08 of the Series Supplement

 1.    Class A Monthly Interest @ 5.9000%                   $4,916,666.67

 2.    Class B Monthly Interest                               $293,430.33

 3.    Investor Monthly Servicing Fee                       $1,763,668.43

 4.    Reimbursement of Class A Investor Charge offs                $0.00

 5.    Investor Default Amount                              $3,234,836.44

 6.    Unpaid Class B Interest                                      $0.00

 7.    Reimbursement of Class B Investor Charge offs                $0.00

 8.    Excess Yield Collections                            $15,439,678.51

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
               -----------------------------------------------------

 C.    Information on the Application of Principal
       Collections to the Collection Account
       regarding Series 1998-1 Certificates

 1.    Class A Monthly Principal deposited to the
       Collection Account for distribution
       to Class A Certificateholders                                $0.00

 2.    Class B Monthly  Principal  deposited to the Collection  Account for
       distribution to Class B Certificateholders                   $0.00

 3.    Series 1998-1 Principal Shortfalls                           $0.00

 4.    Excess Principal  Collections  allocable from other Series deposited
       to  the  Series  1998-1  Collection   Account  for  distribution  to
       Certificateholders $0.00

 5.    Excess Principal Collections allocable to other
       Series                                             $832,529,235.25


 D.    Information Regarding the Series 1998-1 Class A
       Interest Funding Account

 1.    Beginning Balance                                            $0.00

 2.    Deposit from Collection Account                      $4,916,666.67

 3.    Withdrawal to Class A Certificateholders, if any     $4,916,666.67

 4.    Ending Balance                                               $0.00


 E. Information Regarding Series 1998-1 Accrued and Unpaid Amounts

 1. The amount of any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior
       Distribution Date....                                        $0.00

 2. The amount of additional interest [at the Class A Certificate Rate] with respect to interest amounts that were due but not paid on a previous Interest Payment Date or
       Special Payment Date....                                     $0.00

 3. The amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior
       Distribution Date....                                        $0.00

 4. The amount of additional interest [at the Class B Certificate Rate] with respect to interest amounts that were due but not paid
       on a previous Distribution Date....                          $0.00

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
               -----------------------------------------------------

 F.    Information Regarding Series 1998-1 Certificate
       Balances, Invested Amounts, and Investor Charge Offs
       (for the preceding Due Period)

 1.    Class A Certificate Balance                      $1,000,000,000.00

 2.    Class B Certificate Balance                         $58,201,058.00

 3.    Class A Invested Amount                          $1,000,000,000.00

 4.    Class B Invested Amount                             $58,201,058.00

 5.    Class A Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 6.    Class B Investor Charge Offs for the preceding Due
       Period                                                       $0.00

 7.    Unreimbursed Class A Investor Charge Offs                    $0.00

 8.    Unreimbursed Class B Investor Charge Offs                    $0.00


 G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

 1.    Total Class A distributions                          $4,916,666.67

 2.    Class A interest distributions                       $4,916,666.67

 3.    Class A principal distributions                              $0.00

 4.    Total Class B distributions                            $293,430.33

 5.    Class B interest distributions                         $293,430.33

 6.    Class B principal distributions                              $0.00


 H.    The Series 1998-1 Factors

 1. The Series 1998-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class A Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the
       following Distribution Date) to the Initial Class A
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

 2. The Series 1998-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
       Class B Invested Amount as of such Record Date
       (adjusted after taking into account any reduction
       in the Class B Invested Amount that will occur on the
       following Distribution Date) to the Initial Class B
       Invested Amount] (rounded to seven decimal places)....   1.0000000%

               -----------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
               -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8 day of July, 1998.


                              American Express
                               Travel Related Services Company, Inc.
                               Servicer,


                               by: /s/ Lawrence Fazzari
                                  -------------------
                                   Lawrence Fazzari
                                   Vice President
                                   Business Results